John Hancock Advisers, LLC John Hancock Investment Management Services, LLC 601 Congress Street Boston, MA 02210

September 26, 2014

To the Trustees of:
John Hancock Funds II
601 Congress Street
Boston, MA 02210

Re: Amended and Restated Expense Limitation Agreement and Voluntary Expense Limitation Notice

With reference to the Amended and Restated Advisory Agreement dated September 26, 2008, entered into by and between John Hancock Investment Management Services, LLC (”JHIMS”) and John Hancock Funds II (the “Trust”), as amended, and the Advisory Agreements dated December 18, 2013 and January 1, 2014 entered into by and between John Hancock Advisers, LLC (collectively with JHIMS, the “Adviser”) and the Trust, as amended, on behalf of each series of the Trust (each, a “Fund” and collectively, the “Funds”), we hereby notify you as follows:

1. The Adviser agrees to waive its management fee for each Fund or, to the extent necessary, bear other expenses, as set forth in the Appendix attached hereto. As noted in the Appendix, certain waivers are voluntary and may be terminated at any time by the Adviser upon notice to the Trust.

2. We understand and intend that you will rely on this undertaking in overseeing the preparation and filing of Post-effective Amendments to the Registration Statement on Form N-1A for the Trust and the Funds with the Securities and Exchange Commission and in accruing each Fund’s expenses for purposes of calculating its net asset value per share and for other purposes permitted under Form N-1A and/or the Investment Company Act of 1940, as amended, and we expressly permit you so to rely.

Very truly yours,
JOHN HANCOCK ADVISERS, LLC		ACCEPTED BY:
JOHN HANCOCK INVESTMENT MANAGEMENT
SERVICES, LLC		JOHN HANCOCK FUNDS II

By:	/s/ Jeffrey H. Long	By:	/s/ Charles A. Rizzo
	Name: Jeffrey H. Long		Name: Charles A. Rizzo
	Title: Chief Financial Officer		Title: Chief Financial Officer

APPENDIX A
Fund Level Contractual Expense Limitations

-- The Adviser contractually agrees to reduce its management fee for each Fund listed below, or if necessary make payment to the Fund, in an amount equal to the amount by which the “ Other Expenses” of the Fund exceed the percentage of average annual net assets (on an annualized basis) of the Fund set forth below. “Other Expenses” means the expenses of the Fund, excluding (a) advisory fees (b) taxes, (c) brokerage commissions, (d) interest expense, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business (f) class specific expenses (g) underlying fund expenses (“acquired fund fees”) and (h) short dividend expense.

For the following Funds the current expense limitation agreement expires on December 31, 2015 (December 31, 2014 in the case of Lifestyle II Aggressive Portfolio, Lifestyle II Balanced Portfolio, Lifestyle II Growth Portfolio, Lifestyle II Moderate Portfolio and Lifestyle II Conservative Portfolio), unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Asia Pacific Total Return Bond Fund	0.15%
Retirement Living through 2010 Portfolio	0.05%**
Retirement Living through 2015 Portfolio	0.05%**
Retirement Living through 2020 Portfolio	0.05%**
Retirement Living through 2025 Portfolio	0.05%**
Retirement Living through 2030 Portfolio	0.05%**
Retirement Living through 2035 Portfolio	0.05%**
Retirement Living through 2040 Portfolio	0.05%**
Retirement Living through 2045 Portfolio	0.05%**
Retirement Living through 2050 Portfolio	0.05%
Retirement Living through 2055 Portfolio	0.05%
Retirement Choices at 2055 Portfolio	0.05%
Retirement Choices at 2050 Portfolio	0.05%
Retirement Choices at 2045 Portfolio	0.05%
Retirement Choices at 2040 Portfolio	0.05%
Retirement Choices at 2035 Portfolio	0.05%
Retirement Choices at 2030 Portfolio	0.05%
Retirement Choices at 2025 Portfolio	0.05%
Retirement Choices at 2020 Portfolio	0.05%
Retirement Choices at 2015 Portfolio	0.05%
Retirement Choices at 2010 Portfolio	0.05%
Retirement Living through II 2010 Portfolio	0.05%
Retirement Living through II 2015 Portfolio	0.05%
Retirement Living through II 2020 Portfolio	0.05%
Retirement Living through II 2025 Portfolio	0.05%
Retirement Living through II 2030 Portfolio	0.05%
Retirement Living through II 2035 Portfolio	0.05%
Retirement Living through II 2040 Portfolio	0.05%
Retirement Living through II 2045 Portfolio	0.05%

Retirement Living through II 2050 Portfolio	0.05%
Retirement Living through II 2055 Portfolio	0.05%
Lifestyle II Aggressive Portfolio	0.10%*
Lifestyle II Growth Portfolio	0.10%*
Lifestyle II Balanced Portfolio	0.10%*
Lifestyle II Moderate Portfolio	0.10%*
Lifestyle II Conservative Portfolio	0.10%*
Income Allocation Fund	0.05%

* 0.10% through December 31, 2014. Effective January 1, 2015, the expense limitation is lowered to 0.05% through December 31, 2015. ** Cap effective on January 1, 2015

Special Fund Level Contractual Expense Limitations

The Adviser contractually agrees to waive its advisory fees and/or reimburse certain Expenses including underlying fund expenses ("Acquired fund fees") to reduce the total annual fund operating expenses of the funds listed below. This expense limitation expires on December 31, 2015, unless renewed by mutual agreement of the funds listed below and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Fund
Retirement Living through 2010 Portfolio	0.26%
Retirement Living through 2015 Portfolio	0.24%
Retirement Living through 2020 Portfolio	0.22%
Retirement Living through 2025 Portfolio	0.20%
Retirement Living through 2030 Portfolio	0.20%
Retirement Living through 2035 Portfolio	0.20%
Retirement Living through 2040 Portfolio	0.20%
Retirement Living through 2045 Portfolio	0.20%
Retirement Living through 2050 Portfolio	0.20%
Retirement Living through 2055 Portfolio	0.20%

APPENDIX B
Class Specific Contractual Expense Limitations

For each Fund listed in the table below, the Adviser contractually agrees to waive and/or reimburse all class specific expenses for the share classes of the Fund listed in the table below, including Rule 12b-1 fees, transfer agency fees and service fees, shareholder servicing fees, blue-sky fees, and printing and postage fees and other class specific expenses (“Class Level Expenses”), to the extent they exceed the amount of average annual net assets (on an annualized basis) attributable to the class set forth in the table (the “Class Expense Waiver”).1

For purposes of implementing any total fund operating expense limitations set forth in the tables in Appendix D in addition to a Class Expense Waiver for the same share class, the Class Expense Waiver will be applied first and if following the application of the Class Expense Waiver to the extent that “Expenses” of the share class (as described in Appendix D) exceed the percentage of average annual net assets (on an annualized basis) attributable to the class as set forth in the table in Appendix D (the “Class Total Operating Contractual Expense Limitation”), the Adviser contractually agrees to reduce its management fee or, if necessary, make payment to the class in an amount equal to the amount by which “Expenses” (as described in Appendix D) of the share class exceed the Class Total Operating Contractual Expense Limitation.

The current expense limitation agreements expire on the dates specified, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Fund	Class R6	Expiration Date of Expense
		Limit
Absolute Return Currency Fund (formerly	0.00%	November 30, 2015
Currency Strategies Fund)
Emerging Markets Fund	0.00%	December 31, 2015
Floating Rate Income Fund	0.00%	December 31, 2015
Global Absolute Return Strategies Fund	0.00%	November 30, 2015
Natural Resources Fund	0.00%	December 31, 2015
Small Cap Value Fund	0.00%	December 31, 2015
Strategic Income Opportunities Fund	0.00%	December 31, 2015
____________________

1 Effective December 1, 2014 for Global Absolute Return Strategies Fund and Absolute Return Currency Fund and effective January 1, 2015 for all other Funds in the table above, blue-sky fees and printing and postage fees will be treated as fund level expenses in accordance with the Funds’ 18f-3 Plan. The Adviser will continue to waive blue-sky fees and printing and postage fees as part of the Class Expense Waivers until the expiration dates listed above (the “Expiration Dates”). Effective December 1, 2014 for Global Absolute Return Strategies Fund and Absolute Return Currency Fund and effective January 1, 2015 for all other Funds in the table above, for all other share classes of the Funds the Adviser will voluntarily waive all blue-sky fees and printing and postage fees until the Expiration Dates.

B-1

Special Class Specific Waivers

Redwood Fund
Income Allocation Fund

The Adviser contractually agrees to waive and/or reimburse all transfer agency fees and service fees for Class R6 shares of Redwood Fund to the extent they exceed 0.00% of average annual net assets (on an annualized basis) attributable to Class R6 shares. This expense waiver expires on December 31, 2015, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

The Adviser contractually agrees to waive and/or reimburse all transfer agency fees and service fees for Class R6 shares of Income Allocation Fund to the extent they exceed 0.00% of average annual net assets (on an annualized basis) attributable to Class R6 shares. This expense waiver expires on December 31, 2015, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

B-2

APPENDIX C
Class Specific Voluntary Expense Limitations

For each Fund listed in the table below, the Adviser voluntarily agrees to waive and/or reimburse all class specific expenses for the share classes of the Fund listed in the table below, including Rule 12b-1 fees, transfer agency fees and service fees, shareholder servicing fees, and other class specific expenses (“Class Level Expenses”), to the extent they exceed the amount of average annual net assets (on an annualized basis) attributable to the class set forth in the table (the “Class Voluntary Expense Waiver”).

For purposes of implementing any total fund operating expense limitations set forth in the tables in Appendix E in addition to a Class Voluntary Expense Waiver for the same share class, the Class Voluntary Expense Waiver will be applied first and if following the application of the Class Voluntary Expense Waiver to the extent that “Expenses” of the share class (as described in Appendix E) exceed the percentage of average annual net assets (on an annualized basis) attributable to the class as set forth in the table in Appendix E (the “Class Total Operating Voluntary Expense Limitation”), the Adviser agrees to reduce its management fee or, if necessary, make payment to the class in an amount equal to the amount by which “Expenses” (as described in Appendix E) of the share class exceed the Class Total Operating Voluntary Expense Limitation.

The Adviser may terminate these voluntary waivers at any time upon notice to the Trust.

Fund	Class	Effective Date of Expense Limit
N/A

C-1

APPENDIX D
Class Level Contractual Total Operating Expense Limitations

For each Fund listed in the table below, the Adviser contractually agrees to reduce its management fee or, if necessary, make payment to each of the following share classes of the Fund in an amount equal to the amount by which “Expenses” of the share class exceed the percentage of average annual net assets (on an annualized basis) attributable to the class as outlined in the table below.

“Expenses” means all fund level and class specific operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) underlying fund expenses (“acquired fund fees”), (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business and (f) short dividend expense. The current expense limitation agreements expire on the dates specified, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Fund	Class A	Class	Class C	Class	Class	Class	Class	Class	Class	Class R6	Class	Expiration
		B		I	R1	R2	R3	R4	R5		NAV	Date of
												Expense
												Limit
												(except as
												otherwise
												noted)
Absolute Return	1.60%	N/A	2.25%	N/A	N/A	N/A	N/A	N/A	N/A	1.05%	N/A	November
Currency Fund												30, 2015
(formerly Currency	(expires									(expires
Strategies Fund)	11/30/14)									11/30/14)
										See
										Appendix
										B
Emerging Markets	1.35%	N/A	2.30%	1.04%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	December
Debt Fund												31, 2015
Fundamental All	1.30%	N/A	2.00%	0.94%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	November
Cap Core Fund												30, 2015
Fundamental Large	1.30%	N/A	N/A	0.94%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	November
Cap Core Fund												30, 2015
Fundamental Large	1.30%	N/A	2.00%	0.94%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	November
Cap Value Fund												30, 2015

Fund	Class A	Class	Class C	Class	Class	Class	Class	Class	Class	Class R6	Class	Expiration
		B		I	R1	R2	R3	R4	R5		NAV	Date of
												Expense
												Limit
												(except as
												otherwise
												noted)
Global Absolute	N/A	N/A	N/A	N/A	N/A	2.00%	N/A	N/A	N/A	1.50%	N/A	November
Return Strategies												30, 2015
Fund										(expires
										11/30/14)
										See
										Appendix
										B
Global Income Fund	1.35%	N/A	N/A	1.04%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	November
												30, 2015
International	1.35%	N/A	N/A	1.10%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	November
Growth Equity Fund												30, 2015

International Small	1.63%	N/A	2.35%	1.23%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	December
Company Fund												31, 2015
Emerging Markets	N/A	N/A	2.35%	N/A	N/A	N/A	N/A	N/A	N/A	1.22%	N/A	December
Fund												31, 2015
										(expires
										12/31/14)
										See
										Appendix
										B
Floating Rate	1.20%	1.95%	1.95%	N/A	N/A	N/A	N/A	N/A	N/A	0.81%	N/A	December
Income Fund			(expires							(expires		31, 2015
			12/31/14)							12/31/14)
										See
										Appendix
										B
Short Duration	1.21%	N/A	2.00%	0.90%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	November
Credit Opportunities												30, 2015
Fund (formerly
Multi Sector Bond
Fund)

Fund	Class A	Class	Class C	Class	Class	Class	Class	Class	Class	Class R6	Class	Expiration
		B		I	R1	R2	R3	R4	R5		NAV	Date of
												Expense
												Limit
												(except as
												otherwise
												noted)
Natural Resources	1.58%	N/A	N/A	1.38%	N/A	N/A	N/A	N/A	N/A	1.28%	N/A	December
Fund										(expires		31, 2015
										12/31/14)
										See
										Appendix
										B
Strategic Income	1.15%	N/A	1.85%	N/A	N/A	1.20%	N/A	N/A	N/A	0.83%	N/A	December
Opportunities Fund												31, 2015
										(expires
										12/31/14)
										See
										Appendix
										B
U.S. Equity Fund	1.35%	N/A	2.05%	0.89%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	December
												31, 2015
Small Cap Value	1.60%	N/A	N/A	1.30%	N/A	N/A	N/A	N/A	N/A	1.20%	N/A	December
Fund												31, 2015
										(expires
										12/31/14)
										See
										Appendix
										B
Redwood Fund	1.70%	N/A	2.40%	1.40%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	December
												31, 2015
Technical	N/A	N/A	2.50%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	November
Opportunities Fund												30, 2015
Global Equity Fund	1.50%	N/A	N/A	1.20%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	December
												31, 2015

APPENDIX E
Voluntary Total Operating Expense Limitations

For each Fund listed in the table below, the Adviser voluntarily agrees to reduce its management fee or, if necessary, make payment to each of the following share classes of the Fund in an amount equal to the amount by which “Expenses” of the share class exceed the percentage of average annual net assets (on an annualized basis) attributable to the class as outlined in the table below.

“Expenses” means all fund level and class specific operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) underlying fund expenses (“acquired fund fees”), (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business and (f) short dividend expense. The Adviser may terminate these voluntary waivers at any time upon notice to the Trust.

Fund	Class A	Class	Class	Class	Class	Class R2	Class	Class	Class	Class	Class	Effective
		B	C	I	R1		R3	R4	R5	R6	NAV	Date of
												Expense
												Limit
China Emerging	1.70%	N/A	N/A	1.37%	N/A	N/A	N/A	N/A	N/A	N/A	1.26%	December
Leaders Fund												19, 2013
Diversified Strategies	1.70%	N/A	N/A	1.39%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	September
Fund												20, 2013

E-1

APPENDIX F
Fund Level Investment Management Fee Waivers

International Value Fund
Natural Resources Fund
Small Cap Opportunities Fund

The Adviser contractually agrees to waive its management fee for each Fund in an amount equal to the amount by which the management fee retained by the Adviser after payment of the subadvisory fees for the Fund exceeds 0.45% as a percentage of average annual net assets (on an annualized basis) of the Fund. The current expense limitation agreement expires on December 31, 2015, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Strategic Equity Allocation Fund

The Adviser voluntarily agrees to waive its management fee for the Funds in an amount equal to the amount by which the management fee retained by the Adviser after payment of the subadvisory fees for the Fund exceeds 0.45% as a percentage of average annual net assets (on an annualized basis) of the Fund. The Adviser may terminate this voluntary waiver at any time upon notice to the Trust.

Strategic Income Opportunities Fund

Effective July 1, 2014, the Adviser contractually agrees to reduce its management fee (after giving effect to asset-based breakpoints) by 0.02% as a percentage of average annual net assets of the Fund. The current expense limitation agreement expires on December 31, 2015, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Income Allocation Fund

The Adviser contractually agrees to waive its management fee for the Fund so that the aggregate management fee retained by the Adviser with respect to both the Fund and its underlying investments (after payment of subadvisory fees) does not exceed 0.45% of the Fund’s average annual net assets. The current expense limitation agreement expires on December 31, 2015, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

F-1

APPENDIX G
Retirement Living Portfolios’ Class Only Expense Limitation Agreement

Retirement Living Portfolios

-- The Adviser contractually agrees to reduce its management fee or, if necessary, make payment to each of the following share classes of each of the Retirement Living Portfolios and Retirement Living II Portfolios set forth below in an amount equal to the amount by which the “Expenses” of the share class exceed the percentage of average annual net assets (on an annualized basis) attributable to the class as set forth in the table below. “Expenses” means all expenses attributable to a class of shares, excluding fund level expenses such as (a) advisory fees, (b) underlying fund expenses (“acquired fund fees”), (c) taxes, (d) brokerage commissions, (e) interest expense, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and (g) short dividend expense. This expense limitation agreement expires on December 31, 2015, (December 31, 2014 in the case of Class 1 shares for Retirement Living through II 2010 – 2055 portfolios) unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Portfolio	Class A	Class	Class	Class	Class	Class	Class	Class
		R1	R2	R3	R4	R5	R6	I
Retirement	0.50%	0.75%	0.50%	0.65%	0.25%	0.05%	0.00%	N/A
Living through
2055
Retirement	0.50%	0.75%	0.50%	0.65%	0.25%	0.05%	0.00%	N/A
Living through
2050
Retirement	0.50%	0.75%	0.50%	0.65%	0.25%	0.05%	0.00%	N/A
Living through
2045
Retirement	0.50%	0.75%	0.50%	0.65%	0.25%	0.05%	0.00%	N/A
Living through
2040
Retirement	0.50%	0.75%	0.50%	0.65%	0.25%	0.05%	0.00%	N/A
Living through
2035
Retirement	0.50%	0.75%	0.50%	0.65%	0.25%	0.05%	0.00%	N/A
Living through
2030
Retirement	0.50%	0.75%	0.50%	0.65%	0.25%	0.05%	0.00%	N/A
Living through
2025
Retirement	0.50%	0.75%	0.50%	0.65%	0.25%	0.05%	0.00%	N/A
Living through
2020
Retirement	0.50%	0.75%	0.50%	0.65%	0.25%	0.05%	0.00%	N/A
Living through
2015
Retirement	0.50%	0.75%	0.50%	0.65%	0.25%	0.05%	0.00%	N/A
Living through
2010

G-1

Portfolio	Class 1	Class	Class	Class	Class	Class	Class	Class
		R1	R2	R3	R4	R5	R6	I
Retirement	N/A	N/A	0.50%	N/A	0.25%	N/A	0.00%	N/A
Living through
II 2055
Retirement	0.05%	N/A	0.50%	N/A	0.25%	N/A	0.00%	N/A
Living through
II 2050
Retirement	0.05%	N/A	0.50%	N/A	0.25%	N/A	0.00%	N/A
Living through
II 2045
Retirement	0.05%	N/A	0.50%	N/A	0.25%	N/A	0.00%	N/A
Living through
II 2040
Retirement	0.05%	N/A	0.50%	N/A	0.25%	N/A	0.00%	N/A
Living through
II 2035
Retirement	0.05%	N/A	0.50%	N/A	0.25%	N/A	0.00%	N/A
Living through
II 2030
Retirement	0.05%	N/A	0.50%	N/A	0.25%	N/A	0.00%	N/A
Living through
II 2025
Retirement	0.05%	N/A	0.50%	N/A	0.25%	N/A	0.00%	N/A
Living through
II 2020
Retirement	0.05%	N/A	0.50%	N/A	0.25%	N/A	0.00%	N/A
Living through
II 2015
Retirement	0.05%	N/A	0.50%	N/A	0.25%	N/A	0.00%	N/A
Living through
II 2010

G-2

APPENDIX H
Lifestyle Portfolios’ Class Only Expense Limitation Agreement

Lifestyle Portfolios

-- The Adviser contractually agrees to reduce its management fee or, if necessary, make payment to each of the following share classes of each of the five Lifestyle Portfolios in an amount equal to the amount by which the “Expenses” of the share class exceed the percentage of average annual net assets (on an annualized basis) attributable to the class as follows:

Class A	Class B	Class C	Class	Class	Class	Class	Class	Class
			R1	R2	R3	R4	R5	R6
0.41%	1.30%	N/A	N/A	0.56%	N/A	N/A	N/A	0.00%

“Expenses” means all expenses attributable to a class of shares, excluding fund level expenses such as (a) advisory fees, (b) underlying fund expenses (“acquired fund fees”), (c) taxes, (d) brokerage commissions, (e) interest expense, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and (g) short dividend expense. The current expense limitation agreement expires on April 30, 2015, unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Lifestyle II Portfolios

-- The Adviser contractually agrees to reduce its management fee or, if necessary, make payment to each of the following share classes of each of the five Lifestyle II Portfolios in an amount equal to the amount by which the “Expenses” of the share class exceed the percentage of average annual net assets (on an annualized basis) attributable to the class as follows:

Class A	Class B	Class C	Class	Class	Class	Class	Class	Class
			R1	R2	R3	R4	R5	R6
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.10%

“Expenses” means all expenses attributable to a class of shares, excluding fund level expenses such as (a) advisory fees, (b) underlying fund expenses (“acquired fund fees”), (c) taxes, (d) brokerage commissions, (e) interest expense, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and (g) short dividend expense. The current expense limitation agreement expires on December 31, 2015 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

H-1

APPENDIX I
Retirement Choices Portfolios’ Class Only Expense Limitation Agreement

Retirement Choices at 2055 Portfolio
Retirement Choices at 2050 Portfolio
Retirement Choices at 2045 Portfolio
Retirement Choices at 2040 Portfolio
Retirement Choices at 2035 Portfolio
Retirement Choices at 2030 Portfolio
Retirement Choices at 2025 Portfolio
Retirement Choices at 2020 Portfolio
Retirement Choices at 2015 Portfolio
Retirement Choices at 2010 Portfolio

-- The Adviser contractually agrees to reduce its management fee or, if necessary, make payment to each of the following share classes of the Retirement Portfolios in an amount equal to the amount by which the “Expenses” of the share class exceed the percentage of average annual net assets (on an annualized basis) attributable to the class as set forth in the table below. “Expenses” means all expenses attributable to a class of shares, excluding fund level expenses such as (a) advisory fees, (b) underlying fund expenses (“acquired fund fees”), (c) taxes, (d) brokerage commissions, (e) interest expense, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and (g) short dividend expense. The current expense limitation agreement expires on December 31, 2015, unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Class R1	Class R2	Class R4	Class R6
0.75%	0.50%	0.25%	0.00%

I-1

APPENDIX J
Voluntary Advisor Waiver Agreement

T. Rowe Price Subadvised Funds

The Adviser has voluntarily agreed to reduce the management fee for each of the following funds subadvised by T. Rowe Price Associates, Inc. by the amount that the subadvisory fee is reduced for the fund by T. Rowe Price Associates, Inc. pursuant to the Amended and Restated Group Fee Waiver Agreement between John Hancock Investment Management Services, LLC and T. Rowe Price Associates, Inc. dated September 30, 2011.

Blue Chip Growth Fund
Capital Appreciation Value Fund
Equity-Income Fund
Health Sciences Fund
Mid Value Fund
Real Estate Equity Fund
Science & Technology Fund
Small Company Value Fund
Spectrum Income Fund

Deutsche Bank Subadvised Funds

Effective June 1, 2013, the Adviser has voluntarily agreed to reduce the management fee for each of the following funds subadvised by Deutsche Investment Management Americas Inc. (“Deutsche”) by the amount that the subadvisory fee for the fund is reduced by Deutsche pursuant to the Deutsche fee letter agreement dated May 13, 2013.

Global Real Estate Fund
Real Estate Securities Fund

This voluntary expense reimbursement will continue in effect until terminated at any time by the Adviser on notice to the Trust.

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APPENDIX K
Alternative Asset Allocation Expense Limitation Agreement

Alternative Asset Allocation Fund

The Adviser contractually agrees to reduce its management fee for the Fund, or if necessary make payment to the Fund, in an amount equal to the amount by which the “Other Expenses” of the Fund exceed 0.04% as a percentage of average annual net assets (on an annualized basis) of the Fund. “Other Expenses” means all the expenses of the Fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business (e) advisory fees, (f) class specific expenses (g) underlying fund expenses (“acquired fund fees”) and (h) short dividend expense. The current expense limitation agreement expires on December 31, 2015, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

The Adviser contractually agrees to reduce its management fee or, if necessary, make payment to each of the following share classes of the Fund in an amount equal to the amount by which the “Expenses” of the share class exceed the percentage of average annual net assets (on an annualized basis) attributable to the class as set forth in the table below. “Expenses” means all expenses attributable to a class of shares, excluding fund level expenses such as (a) advisory fees, (b) underlying fund expenses (“acquired fund fees”), (c) taxes, (d) brokerage commissions, (e) interest expense, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business and (g) short dividend expense. This expense limitation agreement expires on December 31, 2015, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Class A	Class C	Class I	Class R2	Class R4	Class R6
N/A	N/A	N/A	0.67%	0.42%	0.00%

The Adviser contractually agrees, effective January 1, 2015, to reduce its advisory fee that would be payable by the Fund by 0.05% of the Fund's average daily net assets up to $5 billion, and by 0.025% on average daily net assets of the Fund over $5 billion. This expense limitation agreement expires on December 31, 2015, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

The Adviser contractually agrees to reduce its management fee by 0.10% as a percentage of average annual net assets (on an annualized basis) of the Fund. The current expense limitation agreement expires on December 31, 2014, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

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APPENDIX L
Voluntary Advisor Waiver Agreements

Lifestyle Portfolios

The Adviser voluntarily agrees to waive its advisory fee for each Lifestyle Portfolio (each a “Fund”) so that the aggregate advisory fee retained by the Adviser with respect to both the Fund and its underlying investments (after payment of subadvisory fees) does not exceed 0.50% of the Fund’s first $7.5 billion of average annual net assets and 0.49% of the Fund’s average annual net assets in excess of $7.5 billion. The Adviser may terminate this voluntary waiver at any time upon notice to the Trust.

Retirement Living Portfolios

The Adviser voluntarily agrees to waive its advisory fee for each Retirement Living Portfolio (each a “Fund”) so that the aggregate advisory fee retained by the Adviser with respect to both the Fund and its underlying investments (after payment of subadvisory fees) does not exceed 0.51% of the Fund’s first $7.5 billion of average annual net assets and 0.50% of the Fund’s average annual net assets in excess of $7.5 billion. The Adviser may terminate this voluntary waiver at any time upon notice to the Trust.

Retirement Living II Portfolios

The Adviser voluntarily agrees to waive its advisory fee for each Retirement Living II Portfolio (each a “Fund”) so that the aggregate advisory fee retained by the Adviser with respect to both the Fund and its underlying investments (after payment of subadvisory fees) does not exceed 0.51% of the Fund’s first $7.5 billion of average annual net assets and 0.50% of the Fund’s average annual net assets in excess of $7.5 billion. The Adviser may terminate this voluntary waiver at any time upon notice to the Trust.

Retirement Choices Portfolios

The Adviser voluntarily agrees to waive its advisory fee for each Retirement Choices Portfolio (each a “Fund”) so that the aggregate advisory fee retained by the Adviser with respect to both the Fund and its underlying investments (after payment of subadvisory fees) does not exceed 0.51% of the Fund’s first $7.5 billion of average annual net assets and 0.50% of the Fund’s average annual net assets in excess of $7.5 billion. The Adviser may terminate this voluntary waiver at any time upon notice to the Trust.

Alternative Asset Allocation Fund

The Adviser voluntarily agrees to waive its advisory fee for the Fund so that the aggregate advisory fee retained by the Adviser with respect to both the Fund and its underlying investments (after payment of subadvisory fees) does not exceed 0.60% of the Fund’s average annual net assets. The Adviser may terminate this voluntary waiver at any time upon notice to the Fund.

Total Return Fund

Effective June 1, 2013, the Adviser voluntarily agrees to reduce its advisory fee that would be payable by the Total Return Fund (after giving effect to asset-based breakpoints) by 0.02% of the Total Return Fund's average daily net assets. The Adviser may terminate this voluntary waiver at any time upon notice to the Total Return Fund.

Alpha Opportunities Fund

Effective June 1, 2013, the Adviser voluntarily agrees to reduce its advisory fee that would be payable by the Alpha Opportunities Fund (after giving effect to asset-based breakpoints) by 0.03% of the Alpha Opportunities Fund's average daily net assets. The Adviser may terminate this voluntary waiver at any time upon notice to the Alpha Opportunities Fund.

Funds Listed in Attachment A

The Adviser voluntarily agrees to reduce its management fee for each Fund, or if necessary make payment to the Fund, in an amount equal to the amount by which the “Expenses” of the Fund exceed the percentage of average annual net assets (on an annualized basis) of the Fund listed in Attachment A. “Expenses” means all the expenses of the Fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business (e) advisory fees, (f) class specific expenses (g) underlying fund expenses (“acquired fund fees”) and (h) short dividend expense. This voluntary expense reimbursement will continue in effect until terminated at any time by the Adviser on notice to the Trust.

Attachment A

Platform	Fund	Fund Name	Cap %	Expiration
				Date
JHF II	2CZC	JHF II Active Bond Fund	0.150%	Voluntary
JHF II	2DBN	JHF II All Cap Core Fund	0.200%	Voluntary
JHF II	2CK2	JHF II Alpha Opportunities Fund	0.200%	Voluntary
JHF II	2CZY	JHF II Blue Chip Growth Fund	0.200%	Voluntary
JHF II	2CVA	JHF II Capital Appreciation Fund	0.200%	Voluntary
JHF II	2Y57	JHF II Capital Appreciation Value Fund	0.200%	Voluntary
JHF II	2Y73	JHF II China Emerging Leaders	0.250%	Voluntary
JHF II	2CZS	JHF II Core Bond Fund	0.150%	Voluntary
JHF II	2Y55	JHF II Absolute Return Currency Fund	0.150%	Voluntary
JHF II	2Y38	JHF II Emerging Markets Debt Fund	0.150%	Voluntary
JHF II	2DCN	JHF II Emerging Markets Fund	0.250%	Voluntary
JHF II	2CZ0	JHF II Equity-Income Fund	0.200%	Voluntary
JHF II	2DCU	JHF II Floating Rate Income	0.150%	Voluntary
JHF II		JHF II Fundamental Global Franchise Fund	0.250%	Voluntary
JHF II	2Y68	JHF II Fundamental All Cap Core Fund	0.200%	Voluntary
JHF II	2Y69	JHF II Fundamental Large Cap Core Fund	0.200%	Voluntary
JHF II	2Y70	JHF II Fundamental Large Cap Value Fund	0.200%	Voluntary
JHF II	2Y76	JHF II Absolute Return Strategies	0.200%	Voluntary
JHF II	2CZ1	JHF II Global Bond Fund	0.150%	Voluntary
JHF II		JHF II Global Equity Fund	0.250%	Voluntary
JHF II	2Y33	JHF II Global High Yield Fund	0.150%	Voluntary
JHF II	2DBH	JHF II Global Real Estate Fund	0.250%	Voluntary
JHF II	2Y74	JHF II Health Sciences Fund	0.200%	Voluntary
JHF II	2CZ5	JHF II High Yield Fund	0.150%	Voluntary
JHF II		JHF II International Growth Equity Fund	0.250%	Voluntary
JHF II		JHF II International Growth Opportunities Fund	0.250%	Voluntary
JHF II	2Y53	JHF II International Growth Stock Fund	0.250%	Voluntary
JHF II	2CZ4	JHF II International Small Cap Fund	0.250%	Voluntary
JHF II	2DBF	JHF II International Small Company Fund	0.250%	Voluntary
JHF II	2CZ8	JHF II International Value Fund	0.250%	Voluntary
JHF II	2CZW	JHF II Investment Quality Bond Fund	0.150%	Voluntary
JHFII	2DCA	JHF II Retirement Living through 2010 Portfolio	0.100%	Voluntary
JHFII	2DCB	JHF II Retirement Living through 2015 Portfolio	0.100%	Voluntary
JHFII	2DCD	JHF II Retirement Living through 2020 Portfolio	0.100%	Voluntary
JHFII	2DCE	JHF II Retirement Living through 2025 Portfolio	0.100%	Voluntary
JHFII	2DCF	JHF II Retirement Living through 2030 Portfolio	0.100%	Voluntary
JHFII	2DCG	JHF II Retirement Living through 2035 Portfolio	0.100%	Voluntary
JHFII	2DCH	JHF II Retirement Living through 2040 Portfolio	0.100%	Voluntary
JHFII	2DCJ	JHF II Retirement Living through 2045 Portfolio	0.100%	Voluntary
JHFII	2Y59	JHF II Retirement Living through 2050 Portfolio	0.100%	Voluntary
JHF II	2CVL	JHF II Lifestyle Aggressive Portfolio	0.100%	Voluntary
JHF II	2CVI	JHF II Lifestyle Balanced Portfolio	0.100%	Voluntary
JHF II	2CVG	JHF II Lifestyle Conservative Portfolio	0.100%	Voluntary
JHF II	2CVJ	JHF II Lifestyle Growth Portfolio	0.100%	Voluntary

JHF II	2CVH	JHF II Lifestyle Moderate Portfolio	0.100%	Voluntary
JHF II	2CZ7	JHF II Mid Cap Stock Fund	0.200%	Voluntary
JHF II	2Y16	JHF II Mid Value Fund	0.200%	Voluntary
JHF II	2Y34	JHF II Short Duration Credit Opportunities Fund	0.150%	Voluntary
JHF II	2CZF	JHF II Natural Resources Fund	0.200%	Voluntary
JHF II	2DBJ	JHF II Real Estate Equity Fund	0.200%	Voluntary
JHF II	2CZB	JHF II Real Estate Securities Fund	0.200%	Voluntary
JHF II	2CZE	JHF II Real Return Bond Fund	0.150%	Voluntary
JHF II	2Y72	JHF II Redwood Fund	0.200%	Voluntary
JHF II	2Y14	JHF II Short Term Government Income Fund	0.150%	Voluntary
JHF II	2DCY	JHF II Small Cap Growth Fund	0.200%	Voluntary
JHF II	2CHK	JHF II Small Cap Opportunities Fund	0.200%	Voluntary
JHF II	2Y21	JHF II Small Cap Value Fund	0.200%	Voluntary
JHF II	2DAB	JHF II Small Company Growth Fund	0.200%	Voluntary
JHF II	2CZ6	JHF II Small Company Value Fund	0.200%	Voluntary
JHF II	2DAG	JHF II Spectrum Income Fund	0.150%	Voluntary
JHF II	2K2K	JHF II Strategic Equity Allocation Fund	0.200%	Voluntary
JHF II	2DBP	JHF II Strategic Income Opportunities Fund	0.150%	Voluntary
JHF II	2Y30	JHF II Technical Opportunities Fund	0.200%	Voluntary
JHF II	2CZ9	JHF II Total Return Fund	0.150%	Voluntary
JHF II	2CZU	JHF II U.S. High Yield Bond Fund	0.150%	Voluntary
JHF II	2DAF	JHF II U.S. Equity Fund	0.200%	Voluntary
JHF II		JHF II Science & Technology Fund	0.200%	Voluntary
JHF II	2DBY	JHF II Value Fund	0.200%	Voluntary